UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2019

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York	001-10986	11-2148932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, $0.01 par value	Trading Symbol MSON	Name of exchange on which registered The Nasdaq Global Market

Item 8.01.	Other Events.

On June 3, 2019, Misonix, Inc. (the “Misonix”) issued a press release announcing that it received 510(k) clearance by the U.S. Food and Drug Administration (“FDA”) for Nexus, its revolutionary ultrasonic surgical platform. Misonix expects to commence the commercialization of the Nexus platform in the United States in July.

The press release of Misonix announcing the FDA’s 510(k) clearance of Nexus is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements, which address a variety of subjects including, for example, our expected timeline of commercialization of the Nexus platform. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements include, but are not limited to, the risk that our launch of Nexus may not occur on the timeline we expect. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Misonix’s filings with the SEC, including the risk factors contained in Misonix’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Misonix, Inc.
Dated: June 3, 2019

	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Chief Financial Officer